UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
8-K
Current Report Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 26, 2022
Everest Re Group, Ltd.
(Exact name of registrant as specified in its charter)
Bermuda
1-15731
98-0365432
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)
Seon Place – 4th Floor
141 Front Street
PO Box HM 845
Hamilton
HM 19
,
Bermuda
Not Applicable
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number,

including area code
441
-
295-0006
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions (see General Instruction

A.2. below):
☐

Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17

CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class Trading Symbol(s) Name of Exchange where registered
Common Shares, $0.01 par value
RE
New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange

Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☐

If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange
Act.

☐

ITEM 2.02
DISCLOSURE OF RESULTS OF OPERATIONS

AND FINANCIAL CONDITION

On October 26, 2022, the registrant issued a news release announcing its third quarter 2022 results. A copy of that news release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The

news

release

furnished

herewith

contains

information

regarding

the

registrant’s

operating

income

(loss).

Operating

income

(loss)

differs

from

net

income

(loss)

attributable

to

Everest

Re

Group,

the

most

directly
comparable generally

accepted accounting

principle financial

measure, by

the exclusion

of net

gains (losses)

on
investments

and

net

foreign

exchange

income

(expense).

Management

believes

that

presentation

of

operating
income

(loss)

provides

useful

information

to

investors

because

it

more

accurately

measures

and

predicts

the
registrant’s results

of operations by removing the

variability arising from both the

management of the registrant’s
investment portfolio

and the

fluctuations of

foreign currency

exchange rates.

In addition,

management, analysts
and investors use operating income (loss) to evaluate the financial performance of the registrant and the insurance
industry in general.

In

accordance

with

general

instruction

B.2

of

Form

8-K,

the

information

in

this

report,

including

exhibits,

is
furnished pursuant

to Item

2.02 and

shall not

be deemed

“filed” for

the purposes

of Section

18 of

the Securities
Exchange Act of 1934, or otherwise subject to the liability of that section.

ITEM 9.01
FINANCIAL STATEMENTS

AND EXHIBITS
(c) Exhibits
Exhibit No. Description
99.1 News Release of the registrant,
dated October 26, 2022

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to
be signed on its behalf by the undersigned hereunto duly authorized.
EVEREST RE GROUP, LTD.
By:

/S/ ROBERT J. FREILING
Robert J. Freiling
Senior Vice President and

Chief Accounting Officer
Dated:

October 26, 2022

EXHIBIT INDEX
Exhibit
Number Description of Document Page No.
99.1
News Release of registrant,
dated October 26, 2022
5
104 Cover Page Interactive Data File (embedded
within the Inline XBRL document